J.P. MORGAN INCOME FUNDS

JPMorgan Strategic Income Opportunities Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated May 22, 2019

to the Summary Prospectuses and Prospectuses

dated July 1, 2018, as supplemented

Effective July 1, 2019, the disclosure for the JPMorgan Strategic Income Opportunities Fund (the “Fund”) will be updated as set forth below. The updated disclosure is designed to better reflect the Fund’s flexible strategy, including its current flexibility to invest up to 100% of its total assets in below investment grade securities. The disclosure change does not change the investment objective, main strategies or main risks of the Fund. Consistent with its absolute return orientation, the Fund will continue to have flexibility to allocate its assets among a broad range of fixed income securities and derivatives, as well as in a single or limited number of strategies/sectors.

Existing Disclosure	Although the Fund may invest up to 100% of its total assets in securities that are rated below investment grade (junk bonds) or the unrated equivalent, the Fund will generally invest at least 25% of the Fund’s total assets in securities that, at the time of purchase, are rated investment grade or better or the unrated equivalent.
New Disclosure	The Fund may invest up to 100% of its total assets in securities that are rated below investment grade (junk bonds) or the unrated equivalent.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES AND PROSPECTUSES

FOR FUTURE REFERENCE

SUP-SIOPP-519